UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 14, 2005

Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 ROOSEVELT AVENUE
SPRINGFIELD, MASSACHUSETTS
01104

(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On September 14, 2005, Smith & Wesson Holding Corporation issued a press release announcing results for its first fiscal quarter ended July 31, 2005, and held a telephone conference call regarding the results. The press release is included as Exhibit 99.1 and the transcript of the conference call is included as Exhibit 99.2 to this Report on 8-K.
     The information in this Report on Form 8-K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
     The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
     The text included with this Report on Form 8-K is available on the registrant’s website located at www.smith-wesson.com, although the registrant reserves the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Exhibits
99.1	Press release from Smith & Wesson Holding Corporation, dated September 14, 2005, entitled “Smith & Wesson Holding Corporation Reports First Quarter Fiscal 2006 Financial Results.”
99.2	Transcript of conference call held on September 14, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: September 15, 2005	By:	/s/ Michael F. Golden
Michael F. Golden
President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press release from Smith & Wesson Holding Corporation, dated September 14, 2005, entitled “Smith & Wesson Holding Corporation Reports First Quarter Fiscal 2006 Financial Results.”
99.2	Transcript of conference call held on September 14, 2005.

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